SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2006

GLOBAL EPOINT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-15775	33-0423037
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

339 South Cheryl Lane,

City of Industry, California 91789

(Address of principal executive offices)

(909) 869-1688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement

On March 31, 2006, we entered into an Agreement and Plan of Reorganization (the “Purchase Agreement”) with Tops Digital Security, Inc. (“Tops”) pursuant to which, among other things, we will acquire substantially all of the assets and certain liabilities of Tops solely in exchange for shares of our common stock. The Purchase Agreement contains customary representations and warranties by Tops regarding its assets and its business, and is subject to customary closing conditions. The transaction is expected to close in April 2006.

The shares of common stock comprising the purchase price are issuable in two installments. The first installment of up to 625,000 shares will be issued on the closing date. The second installment of up to 375,000 shares is based on an earnout formula and is issuable on the 15 month anniversary of the closing of the acquisition. The number of shares issuable pursuant to the Purchase Agreement is subject to adjustment based on (i) the amount of liabilities assumed by us, (ii) the amount by which the net income generated by the Tops assets for the first 12 months following the closing date is less than $2,500,000, and (iii) the amount by which the volume-weighted average trading price of our common stock exceeds $4.00 per share for the 10 trading days preceding the 15 month anniversary of the closing date.

The press release describing the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On April 3, 2006 we issued a press release announcing financial results for our full fiscal year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 2.02, including the information set forth in our press release filed as Exhibit 99.2 to and incorporated in this Current Report on Form 8-K, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Exhibits 99.1 and 99.2 furnished pursuant to this Item 2.02 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 3.02	Unregistered Sales of Equity Securities

The Company has agreed to issue shares of its common stock in connection with Purchase Agreement described in Item 1.01 above. The shares will be issued pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01	Financial Statements and Exhibits

(c)	The following exhibits are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description	Method of Filing
99.1	Press Release dated March 31, 2006.	Filed electronically herewith

99.2	Press Release dated April 3, 2006.	Filed electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 6, 2006	GLOBAL EPOINT, INC.

/s/ Toresa Lou
Toresa Lou, Chief Executive Officer